Exhibit 99.2

FINAL FOR RELEASE

CHARLES RIVER ASSOCIATES (CRA)

SECOND QUARTER FISCAL YEAR 2018

EARNINGS ANNOUNCEMENT

PREPARED CFO REMARKS

CRA is providing these prepared remarks by CFO Chad Holmes in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.

As previously announced, the conference call will be held August 2, 2018 at 10:00 a.m. ET. These prepared remarks will not be read on the call.

Q2 Fiscal 2018 Summary (Quarter ended June 30, 2018)

•                  Revenue: $105.5 million

•                  Net income: $6.8 million, or 6.5% of revenue; non-GAAP net income: $5.8 million, or 5.5% of revenue

•                  Net income per diluted share: $0.79; non-GAAP net income per diluted share: $0.67

•                  Operating margin: 9.2%; non-GAAP operating margin: 7.5%

•                  Non-GAAP EBITDA: $10.7 million, or 10.2% of revenue

•                  Effective tax rate: 29.8%; non-GAAP effective tax rate: 27.5%

•                  Utilization: 79%

•                  Consultant headcount at the end of Q2 of fiscal 2018: 628, which consists of 127 officers, 343 other senior staff and 158 junior staff

•                  Cash and cash equivalents: $9.0 million at June 30, 2018

Revenue

For Q2 of fiscal 2018, revenue was $105.5 million, compared with revenue of $93.6 million for Q2 of fiscal 2017.

Headcount

The following table outlines our consultant headcount at the end of the stated quarters:

	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017
Officers	127	131	124	128	123
Other Senior Staff	343	361	352	354	326
Junior Staff	158	155	155	157	151
Total	628	647	631	639	600

Utilization

For Q2 of fiscal 2018, companywide utilization was 79%, compared with 76% for Q2 of fiscal 2017.

Client Reimbursables

For Q2 of fiscal 2018, on a GAAP and non-GAAP basis, client reimbursables were $12.1 million, or 11.5% of revenue, compared with $10.6 million, or 11.4% of revenue, for Q2 of fiscal 2017.

Contingent Liability

For Q2 of fiscal 2018, the estimated value of the contingent consideration obligation decreased by $1.7 million to $3.3 million at June 30, 2018, which was recorded as a reduction of cost of services for Q2 of fiscal 2018.  For Q2 of fiscal 2017, the estimated value of the contingent consideration obligation increased by $0.6 million to $2.9 million at June 30, 2017, which was recorded as an increase to cost of services for Q2 of fiscal 2017.

SG&A Expenses

For Q2 of fiscal 2018, SG&A expenses were $23.7 million, or 22.5% of revenue, compared with $20.3 million, or 21.7% of revenue, for Q2 of fiscal 2017. On a non-GAAP basis, SG&A expenses were $23.7 million, or 22.5% of revenue, for Q2 of fiscal 2018, compared with $19.7 million, or 21.1% of revenue, for Q2 of fiscal 2017.

Commissions to non-employee experts are included in SG&A expenses. On a non-GAAP basis, these commissions represented 3.3% of revenue for Q2 of fiscal 2018, compared with 2.4% in Q2 of fiscal 2017. Excluding these commissions, on a non-GAAP basis, SG&A expenses were 19.2% of revenue for Q2 of fiscal 2018, compared with 18.6% of revenue for Q2 of fiscal 2017.

Depreciation & Amortization

For Q2 of fiscal 2018, on a GAAP and non-GAAP basis, depreciation and amortization expense was $2.4 million, or 2.3% of revenue, compared with $2.2 million, or 2.4% of revenue, for Q2 of fiscal 2017.

Forgivable Loan Amortization

For Q2 of fiscal 2018, on a GAAP and non-GAAP basis, forgivable loan amortization was $6.3 million, or 6.0% of revenue, compared with $5.0 million, or 5.4% of revenue, for Q2 of fiscal 2017.

Share-Based Compensation Expense

For Q2 of fiscal 2018, on a GAAP and non-GAAP basis, share-based compensation expense was $1.1 million, or 1.1% of revenue, compared with $1.4 million, or 1.5% of revenue, for Q2 of fiscal 2017.

Operating Income

For Q2 of fiscal 2018, operating income was $9.7 million, or 9.2% of revenue, compared with operating income of $5.8 million, or 6.3% of revenue, for Q2 of fiscal 2017. Non-GAAP operating income was $7.9 million, or 7.5% of revenue, for Q2 of fiscal 2018, compared with $6.7 million, or 7.2% of revenue, for Q2 of fiscal 2017.

Interest and Other Income (Expense), net

For Q2 of fiscal 2018, interest and other income, net was $76,000 on a GAAP and non-GAAP basis. This compares with interest and other income, net of $71,000 on a GAAP basis and interest and other expense, net of $179,000 on a non-GAAP basis for Q2 of fiscal 2017.

Income Taxes

The following table outlines our income tax provision recorded (in $000) and the resulting effective tax rates:

	GAAP		NON-GAAP
	Q2		Q2
	2018	2017	2018	2017
Tax Provision	$2,898	$2,012	$2,197	$2,395
Effective Tax Rate	29.8%	34.0%	27.5%	36.7%

Net Income

For Q2 of fiscal 2018, net income was $6.8 million, or 6.5% of revenue, or $0.79 per diluted share, compared with net income of $3.8 million, or 4.1% of revenue, or $0.44 per diluted share, for Q2 of fiscal 2017. Non-GAAP net income for Q2 of fiscal 2018 was $5.8 million, or 5.5% of revenue, or $0.67 per diluted share, compared with $4.1 million, or 4.4% of revenue, or $0.48 per diluted share, for Q2 of fiscal 2017.

Non-GAAP EBITDA

For Q2 of fiscal 2018, non-GAAP EBITDA was $10.7 million, or 10.2% of revenue, compared with $8.9 million, or 9.5% of revenue, for Q2 of fiscal 2017.

Constant Currency Basis

For Q2 of fiscal 2018, revenue was $105.5 million, and net income was $6.8 million, or 6.5% of revenue, or $0.79 per diluted share. On a constant currency basis relative to Q2 of fiscal 2017, Q2 of fiscal 2018 revenue would have decreased by $1.2 million to $104.3 million, net income would have increased by $0.1 million to $6.9 million, or 6.6% of revenue and earnings per diluted share would have increased by approximately $0.01 to $0.80.

As of the end of Q2 of fiscal 2018, year-to-date revenue was $205.0 million, and year to date net income was $11.7 million, or 5.7% of revenue, or $1.35 per diluted share. On a constant currency basis relative to fiscal 2017, year-to-date revenue would have decreased by $3.4 million to $201.6 million, and year-to-date net income would have remained unchanged at $11.7 million, or 5.8% of revenue, or decreased by approximately $0.01 to $1.34 per diluted share.

For Q2 of fiscal 2018, revenue was $105.5 million, non-GAAP net income was $5.8 million, or 5.5% of revenue, or $0.67 per diluted share, and non-GAAP EBITDA was $10.7 million, or 10.2% of revenue. On a constant currency basis relative to Q2 of fiscal 2017, Q2 of fiscal 2018 revenue would have decreased by $1.2 million to $104.3 million, while non-GAAP net income would have remained unchanged at $5.8 million, or 5.6% of revenue, non-GAAP earnings per diluted share would have increased by approximately $0.01 to $0.68, and non-GAAP EBITDA would have increased by $0.1 million to $10.8 million, or 10.3% of revenue.

As of the end of Q2 of fiscal 2018, year-to-date revenue was $205.0 million, non-GAAP net income was $11.1 million, or 5.4% of revenue, or $1.27 per diluted share, and non-GAAP EBITDA was $19.4 million, or 9.5% of revenue. On a constant currency basis relative to fiscal 2017, year-to-date revenue would have decreased by $3.4 million to $201.6 million, year-to-date non-GAAP net income would have decreased by $0.1 million to $11.0 million, or 5.5% of revenue, or decreased by approximately $0.01 per diluted share to $1.26 per diluted share, and non-GAAP EBITDA would have decreased by $0.2 million to $19.2 million, or 9.5% of revenue.

A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.

Key Balance Sheet Metrics

Billed and unbilled receivables at June 30, 2018 were $127.2 million, compared with $110.4 million at July 1, 2017. Current liabilities at June 30, 2018 were $117.0 million, compared with $79.8 million at July 1, 2017.

Total DSO for Q2 of fiscal 2018 were 107 days, consisting of 74 days of billed and 33 days of unbilled. This compares with 105 days reported for Q2 of fiscal 2017, consisting of 67 days of billed and 38 days of unbilled.

At the end of Q2 of fiscal 2018, we had outstanding borrowings on our line of credit in the amount of $20.8 million, compared with zero outstanding borrowings on our line of credit at the end of Q2 of fiscal 2017.

Cash and Cash Flow

Cash and cash equivalents were $9.0 million at June 30, 2018, compared with $14.7 million at July 1, 2017.

Net cash used in operating activities for Q2 of fiscal 2018 was $7.7 million, compared with $11.9 million for Q2 of fiscal 2017.

As of June 30, 2018 there was $17.5 million of borrowings in the U.S. and £2.5 million of borrowings in the U.K. outstanding.

Capital expenditures totaled $5.7 million for Q2 of fiscal 2018, compared with $1.8 million for Q2 of fiscal 2017.

During Q2 of fiscal 2018, approximately 216,000 shares of common stock were repurchased for $12.1 million, compared with Q2 of fiscal 2017, when approximately 389,000 shares of common stock were repurchased for $13.5 million.

A quarterly cash dividend of $0.17 per common share, for total dividends of $1.4 million, was paid in Q2 of fiscal 2018, compared with a quarterly cash dividend of $0.14 per common share, for total dividends of $1.2 million, in Q2 of fiscal 2017.

NON-GAAP FINANCIAL MEASURES

In these remarks, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with financial measures that were not calculated in accordance with GAAP. CRA believes that the non-GAAP financial measures described below are important to management and investors because these measures are more indicative of CRA’s ongoing operating results and financial condition.

The adjustments made to the financial measures identified in these remarks as “non-GAAP” are as follows: for all periods presented, CRA has excluded certain non-cash adjustments relating principally to valuation changes in contingent consideration; for the year-to-date period ending June 30, 2018, CRA has also excluded net costs related to a lease recapture; for the second quarter of fiscal 2018 and the year-to-date period ended June 30, 2018, CRA has also excluded the impact of the Tax Cuts and Jobs Act; and for the second quarter of fiscal 2017 and the year-to-date period ended July 1, 2017, CRA has also excluded the results of its GNU subsidiary (formerly known as “NeuCo”), which sold substantially all of its assets in April 2016, and impairments on certain intangible assets. These remarks also present certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates. Finally, these remarks also present the non-GAAP financial metric EBITDA. In addition to supplementing its understanding and evaluation of CRA’s performance, these non-GAAP measures are used by CRA in its budgeting process, and the non-GAAP adjustments described above are made to the performance criteria for some of CRA’s performance-based compensation.

All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in these remarks. EBITDA and the financial measures identified in these remarks as “non-GAAP” are reconciled to their GAAP comparable measures in the financial tables appended to the end of the second quarter fiscal 2018 press release. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

A reconciliation between the historical GAAP and non-GAAP financial measures presented in these remarks is provided in CRA’s second quarter fiscal 2018 press release posted to the Investor Relations section of CRA’s website at http://www.crai.com and in the financial tables below.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE QUARTER ENDED JUNE 30, 2018 COMPARED TO THE QUARTER ENDED JULY 1, 2017

(In thousands, except per share data)

	Quarter Ended June 30, 2018					Quarter Ended July 1, 2017
		GAAP			Non-GAAP		GAAP			Non-GAAP
	GAAP	% of	Adjustments to	Non-GAAP	% of	GAAP	% of	Adjustments to	Non-GAAP	% of
	Results	Revenues	GAAP Results (1)	Results	Revenues	Results	Revenues	GAAP Results (2)	Results	Revenues

Revenues	$105,538	100.0%	$—	$105,538	100.0%	$93,563	100.0%	$—	$93,563	100.0%
Cost of services (exclusive of depreciation and amortization)	69,705	66.0%	(1,739)	71,444	67.7%	65,220	69.7%	297	64,923	69.4%
Selling, general and administrative expenses	23,739	22.5%	—	23,739	22.5%	20,259	21.7%	562	19,697	21.1%
Depreciation and amortization	2,433	2.3%	—	2,433	2.3%	2,236	2.4%	—	2,236	2.4%
Income (loss) from operations	9,661	9.2%	1,739	7,922	7.5%	5,848	6.3%	(859)	6,707	7.2%

Interest and other income (expense), net	76	0.1%	—	76	0.1%	71	0.1%	250	(179)	-0.2%
Income (loss) before provision for income taxes and noncontrolling interest	9,737	9.2%	1,739	7,998	7.6%	5,919	6.3%	(609)	6,528	7.0%
Provision for income taxes	2,898	2.7%	(701)	2,197	2.1%	2,012	-2.2%	383	2,395	-2.6%
Net income (loss)	6,839	6.5%	1,038	5,801	5.5%	3,907	4.2%	(226)	4,133	4.4%
Net (income) loss attributable to noncontrolling interests, net of tax	—	0.0%	—	—	0.0%	(94)	-0.1%	(94)	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$6,839	6.5%	$1,038	$5,801	5.5%	$3,813	4.1%	$(320)	$4,133	4.4%

Net Income per share attributable to CRA International, Inc.:
Basic	$0.84			$0.72		$0.45			$0.49
Diluted	$0.79			$0.67		$0.44			$0.48

Weighted average number of shares outstanding:
Basic	8,053			8,053		8,428			8,428
Diluted	8,550			8,550		8,618			8,618

(1) These adjustments relate principally to valuation changes in contingent consideration and the additional transition effects in connection with the Tax Cuts and Jobs Act (“Tax Act”).

(2)  These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), formerly known as CRA’s majority owned subsidiary “NeuCo”. In April 2016, substantially all of GNU’s assets were sold.  In addition, these adjustments also include impairments on certain intangible assets and revaluation changes of contingent consideration liabilities associated with prior acquisitions.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE YEAR-TO-DATE PERIOD ENDED JUNE 30, 2018 COMPARED TO THE YEAR-TO-DATE PERIOD ENDED JULY 1, 2017

(In thousands, except per share data)

	Year-to-Date Period Ended June 30, 2018					Year-to-Date Period Ended July 1, 2017
		GAAP			Non-GAAP		GAAP			Non-GAAP
	GAAP	% of	Adjustments to	Non-GAAP	% of	GAAP	% of	Adjustments to	Non-GAAP	% of
	Results	Revenues	GAAP Results (1)	Results	Revenues	Results	Revenues	GAAP Results (2)	Results	Revenues

Revenues	$205,014	100.0%	$—	$205,014	100.0%	$181,734	100.0%	$—	$181,734	100.0%
Cost of services (exclusive of depreciation and amortization)	139,096	67.8%	(1,846)	140,942	68.7%	127,801	70.3%	297	127,504	70.2%
Selling, general and administrative expenses	45,389	22.1%	555	44,834	21.9%	38,975	21.4%	614	38,361	21.1%
Depreciation and amortization	4,664	2.3%	—	4,664	2.3%	4,199	2.3%	—	4,199	2.3%
Income (loss) from operations	15,865	7.7%	1,291	14,574	7.1%	10,759	5.9%	(911)	11,670	6.4%

Interest and other income (expense), net	(202)	-0.1%	—	(202)	-0.1%	(232)	-0.1%	250	(482)	-0.3%
Income (loss) before provision for income taxes and noncontrolling interest	15,663	7.6%	1,291	14,372	7.0%	10,527	5.8%	(661)	11,188	6.2%
Provision for income taxes	3,938	1.9%	(633)	3,305	1.6%	3,790	-2.1%	383	4,173	-2.3%
Net income (loss)	11,725	5.7%	658	11,067	5.4%	6,737	3.7%	(278)	7,015	3.9%
Net (income) loss attributable to noncontrolling interests, net of tax	—	0.0%	—	—	0.0%	(71)	0.0%	(71)	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$11,725	5.7%	$658	$11,067	5.4%	$6,666	3.7%	$(349)	$7,015	3.9%

Net Income per share attributable to CRA International, Inc.:
Basic	$1.43			$1.35		$0.79			$0.83
Diluted	$1.35			$1.27		$0.77			$0.81

Weighted average number of shares outstanding:
Basic	8,169			8,169		8,423			8,423
Diluted	8,649			8,649		8,619			8,619

(1) These adjustments relate principally to valuation changes in contingent consideration, net costs related to a lease recapture, and the additional transition effects in connection with the Tax Cuts and Jobs Act (“Tax Act”).

(2)  These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), formerly known as CRA’s majority owned subsidiary “NeuCo”. In April 2016, substantially all of GNU’s assets were sold.  In addition, these adjustments also include impairments on certain intangible assets and revaluation changes of contingent consideration liabilities associated with prior acquisitions.

CRA INTERNATIONAL, INC.

UNAUDITED NON-GAAP EBITDA AND RECONCILIATION TO NET INCOME

FOR THE FISCAL QUARTER AND YEAR-TO-DATE PERIOD ENDED JUNE 30, 2018 COMPARED TO THE FISCAL QUARTER AND YEAR-TO-DATE PERIOD ENDED JULY 1, 2017

(In thousands)

	Quarter Ended June 30, 2018					Quarter Ended July 1, 2017
		GAAP			Non-GAAP		GAAP			Non-GAAP
		% of	Adjustments to		% of		% of	Adjustments to		% of
	GAAP	Revenues	GAAP Results (1)	Non-GAAP	Revenues	GAAP	Revenues	GAAP Results (3)	Non-GAAP	Revenues

Revenues	$105,538	100.0%	$—	$105,538	100.0%	$93,563	100.0%	$—	$93,563	100.0%

Net income (loss) attributable to CRA International, Inc.	$6,839	6.5%	$1,038	$5,801	5.5%	$3,813	4.1%	$(320)	$4,133	4.4%
Net income (loss) attributable to noncontrolling interests, net of tax	—	0.0%	—	—	0.0%	94	0.1%	94	—	0.0%
Net income (loss)	6,839	6.5%	1,038	5,801	5.5%	3,907	4.2%	(226)	4,133	4.4%
Interest expense, net	301	0.3%	—	301	0.3%	133	0.1%	—	133	0.1%
Provision for income taxes	2,898	2.7%	701	2,197	2.1%	2,012	2.2%	(383)	2,395	2.6%
Depreciation and amortization	2,433	2.3%	—	2,433	2.3%	2,236	2.4%	—	2,236	2.4%
EBITDA	$12,471	11.8%	$1,739	$10,732	10.2%	$8,288	8.9%	$(609)	$8,897	9.5%

	Year-to-Date Period Ended June 30, 2018					Year-to-Date Period Ended July 1, 2017
		GAAP			Non-GAAP		GAAP			Non-GAAP
		% of	Adjustments to		% of		% of	Adjustments to		% of
	GAAP	Revenues	GAAP Results (2)	Non-GAAP	Revenues	GAAP	Revenues	GAAP Results (3)	Non-GAAP	Revenues

Revenues	$205,014	100.0%	$—	$205,014	100.0%	$181,734	100.0%	$—	$181,734	100.0%

Net income (loss) attributable to CRA International, Inc.	$11,725	5.7%	$658	$11,067	5.4%	$6,666	3.7%	$(349)	$7,015	3.9%
Net income (loss) attributable to noncontrolling interests, net of tax	—	0.0%	—	—	0.0%	71	0.0%	71	—	0.0%
Net income (loss)	11,725	5.7%	658	11,067	5.4%	6,737	3.7%	(278)	7,015	3.9%
Interest expense, net	338	0.2%	—	338	0.2%	245	0.1%	—	245	0.1%
Provision for income taxes	3,938	1.9%	633	3,305	1.6%	3,790	2.1%	(383)	4,173	2.3%
Depreciation and amortization	4,664	2.3%	—	4,664	2.3%	4,199	2.3%	—	4,199	2.3%
EBITDA	20,665	10.1%	1,291	19,374	9.5%	14,971	8.2%	(661)	15,632	8.6%

(1) These adjustments relate principally to valuation changes in contingent consideration and the additional transition effects in connection with the Tax Cuts and Jobs Act (“Tax Act”).

(2) These adjustments relate principally to valuation changes in contingent consideration, net costs related to a lease recapture, and the additional transition effects in connection with the Tax Cuts and Jobs Act (“Tax Act”).

(3) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), formerly known as CRA’s majority owned subsidiary “NeuCo”. In April 2016, substantially all of GNU’s assets were sold.  In addition, these adjustments also include impairments on certain intangible assets and revaluation changes of contingent consideration liabilities associated with prior acquisitions.

 CRA INTERNATIONAL, INC.

 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

 (In thousands)

	June 30,	December 30,
	2018	2017

Assets
Cash and cash equivalents	$9,025	$54,035
Accounts receivable and unbilled services, net	127,162	113,333
Other current assets	17,355	16,913
Total current assets	153,542	184,281

Property and equipment, net	50,780	44,643
Goodwill and intangible assets, net	97,187	98,208
Other assets	44,960	34,625
Total assets	$346,469	$361,757

Liabilities and shareholders’ equity
Accounts payable	$22,141	$18,473
Accrued expenses	67,702	94,573
Borrowings on revolving line of credit	20,789	—
Other current liabilities	6,348	8,935
Total current liabilities	116,980	121,981
Non-current liabilities	32,931	32,547
Total liabilities	149,911	154,528

Total shareholders’ equity	196,558	207,229
Total liabilities and shareholders’ equity	$346,469	$361,757

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Fiscal Year-to-Date	Fiscal Year-to-Date
	June 30,	July 1,
	2018	2017
Operating activities:
Net income	$11,725	$6,737
Adjustments to reconcile net income to net cash used in operating activities, net of effect of acquired businesses:
GNU gain on sale of business	—	(250)
Non-cash items, net	11,744	11,112
Accounts receivable and unbilled services	(14,833)	(18,809)
Working capital items, net	(41,437)	(7,273)
Net cash used in operating activities	(32,801)	(8,483)

Investing activities:
Consideration relating to acquisitions, net	—	(16,163)
Purchases of property and equipment	(8,939)	(2,650)
GNU cash proceeds from sale of business assets	—	250
Net cash used in investing activities	(8,939)	(18,563)

Financing activities:
Issuance of common stock, principally stock option exercises	916	2,699
Borrowings under line of credit	30,161	11,500
Repayments under line of credit	(8,802)	(11,500)
Tax withholding payments reimbursed by restricted shares	(1,783)	(703)
Cash paid on dividend equivalents	(98)	(25)
Cash dividend paid to shareholders	(2,795)	(2,377)
Repurchases of common stock	(20,389)	(12,417)
Net cash used in financing activities	(2,790)	(12,823)

Effect of foreign exchange rates on cash and cash equivalents	(480)	1,007

Net decrease in cash and cash equivalents	(45,010)	(38,862)
Cash and cash equivalents at beginning of period	54,035	53,530

Cash and cash equivalents at end of period	$9,025	$14,668

Noncash investing and financing activities:
Issuance of restricted common stock for acquired business	$—	$3,044
Repurchases of common stock payable	$—	$—
Purchases of property and equipment not yet paid for	$4,704	$841
Purchases of property and equipment paid for by a third party	$—	$450
Asset retirement obligations	$220	$—
Supplemental cash flow information:
Cash paid for income taxes	$1,158	$5,229
Cash paid for interest	$273	$170